                                                                 EXHIBIT 32.3

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with 18 U.S.C. Section 1350, I, the undersigned Chief Accounting Officer of TechTeam Global, Inc. (the "Company"), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2005                            /s/ Marc J. Lichtman
                                              --------------------
                                              Marc J. Lichtman